UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 23, 2019

USAA Acceptance, LLC

(Exact Name of Depositor as Specified in its Charter)

Commission File Number: 333-229302

Central Index Key Number: 0001178049

USAA Auto Owner Trust 2019-1

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number: 333-229302-01

Central Index Key Number: 0001780984

USAA Federal Savings Bank

(Exact Name of Sponsor as Specified in its Charter)

Central Index Key Number: 0000908392

Delaware	71-0898378
(State or Other Jurisdiction of Incorporation of Registrant)	(Registrant’s I.R.S. Employer Identification No.)

USAA Acceptance, LLC 1105 North Market Street, Suite 1300 Wilmington, Delaware	19801
(Address of Registrant’s Principal Executive Offices)	(Zip Code)

(210) 498-0029

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

The Registrant is filing the exhibits listed in Item 9.01(d) below in connection with the public issuance of the Class A-1 2.26054% Auto Loan Asset Backed Notes (the “Class A-1 Notes”), the Class A-2 2.26% Auto Loan Asset Backed Notes (the “Class A-2 Notes”), the Class A-3 2.16% Auto Loan Asset Backed Notes (the “Class A-3 Notes”), the Class A-4 2.14% Auto Loan Asset Backed Notes (the “Class A-4 Notes”) and the Class B 2.33% Auto Loan Asset Backed Notes (the “Class B Notes”) by USAA Auto Owner Trust 2019-1 described in the Prospectus dated July 23, 2019. An affiliate of the Registrant will initially retain 5% (by initial principal amount) of each of the Class A-1 Notes, Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes.

This Current Report on Form 8-K is being filed in connection with the issuance of the Notes to satisfy an undertaking to file unqualified legality and tax opinions at the time of each takedown from the Registration Statement. Copies of the legality and tax opinions delivered by Mayer Brown LLP, counsel to the Registrant, in connection with the issuance of the Notes are attached hereto as Exhibits 5.1 and 8.1, respectively.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

5.1	Opinion of Mayer Brown LLP dated as of July 25, 2019 with respect to legality matters

8.1	Opinion of Mayer Brown LLP dated as of July 25, 2019 with respect to tax matters

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 25, 2019

USAA AUTO OWNER TRUST 2019-1

By: USAA Federal Savings Bank, as Servicer

By: /s/ Brett Seybold
Name:	Brett Seybold
Title:	Senior Vice President, Treasurer

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